Exhibit 99.1

Creating Nevada’s Premier Exploration Company!

GOLD is Money

DJIA VS Gold Ratio 0 10 20 30 40 1900 1925 1950 1975 2000 1 oz Aug 7, 1896 18 oz Aug 30, 1929 2 oz Aug 8, 1932 28 oz Nov 26, 1966, 1oz. Jan 18, 1980 44oz Jul 16, 1999 19 oz Apr 20, 2007

Gold-What is Possible? $2,200 inflation adj. $850 $2,500 (1929-39) 2:1 DJIA/Gold $6,250 1966-80 2:1 DJIA/Gold

Seniors: Performance 96 - Present* Gold +75% Barrick +5% Newmont -7% Kinross -42% XAU +14% *Jan. 01, 1996 - Apr. 20, 2007

Mid-Tier: Performance 96 - Present* Gold +75% Goldcorp +747% Meridian +518% Agnico-Eagle +180% *Jan. 01, 1996 - Apr. 20, 2007

Juniors: Performance 96 - Present* Gold +75% Nova Gold +1,698% Gabriel +1,108% US Gold +439% US Gold Post McEwen** +1,678% *Jan. 01, 1996 - Apr. 20, 2007 ** July 29, 2005 - Apr. 20, 2007

Creating Nevada’s Premier Exploration Company!

Corporate Goals Listing on Sr. Exchange Strengthen Balance Sheet Assemble Sr. Land Package Aggressively Explore Make a Large Gold Discovery

Nevada’s Premier Explorer Large Position on Trend Budget of Senior Trading Vol. of Mid-Tier Balance Sheet of Mid-Tier Potential Upside of Junior

Cortez Trend Gold in Ground Getchell -ABXINEM (21.13MM oz,@0.492opt) Twin Creeks - NEM (14.5MM oz.@0.077opt) Lone Tree - NEM (4.6MM oz.@0.80opt) Converse - Other (4.4Miliil oz.@0.015opt) Marigold - GG (6.1MM oz.@0.016opt) Phoenix - NEM (9MM oz.@0.029opt) Gold Acres -ABX Pipeline -ABX Cortez Hills - ABX Tonkin - UXG

(1.4MM oz.@0.045opt (Total 33.1 MM oz. @0.057 opt) Ruby Hill -ABX (1.9MM oz.@0.056opt) US Gold (UXG) Barrick (ABX) Newmont (NEM) Goldcorp (GG) Mine Deposit

Cortez Trend
Gold Production
Getchell - ABX/NEM
(225,000 gold oz.)
Twin Creeks - NEM
(700,000 gold oz.)
Lone Tree - NEM
(275,000 gold oz.)
Marigold - GG
(200,000 gold oz.)
Converse - Other
Phoenix - NEM
(350,000 gold oz.)
Gold Acres - ABX
Pipeline - ABX
(1,000,000 gold oz.)
Cortez Hills - ABX
Tonkin - UXG
Ruby Hill - ABX
(120,000 gold oz.)
US Gold (UXG)
Barrick (ABX)
Newmont (NEM)
Goldcorp (GG)
Mine
Deposit
0
12
24Miles
N
* Avg. annual production over mine life

Pre-Consolidation Cortez Trend Before: 36 Sq. Miles US Gold US Gold Takeover Targets Garrick Newmont Mine Deposit 0 12 24 Miles North

Post-Consolidation Cortez Trend After: 150 Sq. Miles US Gold Takeover Targets Garrick Newmont Mine Deposit 12 24 Miles North

Cortez Trend - Cumulative Production 70 60 50 40 30 20 10 0 1960's 1970's 1980's 1990's 2000's Discovered Shallow Mining Deep High Grade Discoveries 35 MM oz. Disc. 12 MM oz. Prod. Millions of oz.

Carlin Style Discoveries: Cortez Trend 1989: Gold Acres – Too small 1991: Pipeline – One-off 2003: Cortez Hills – Changed Everything! Discovered @ Depth Is There Another One?

World Changed Cortez Hills - 2003 9.7 MM oz.* Carlin Style Deposit Discovered @ Depth Is There Another One? *Dec. 31, 2005

Barrick Paid US$ 4.2 Billion! PDG Nevada Assets Based on NAV research reports

Cortez Burger Gold Acres Pipeline Cortez Hills (Total 33.1MM oz.@0.067opt) Tonkin 1.4MM oz@0.045opt) Ruby Hill (1.9MM oz@0.056opt) US Gold Barrick Newmont Mine Deposit 0 12 24 Miles North

New Gold Intercepts 0.028 opt f 120 0,044 opt 1165 ft Incl. 0.113 opt/ 40 ft 1.4MM oz. Mineralized Material 0.045opt 0.097 opt / 59.6 ft Rx.0/ 5 ft 0.040 opt / 84 ft incl. 0.125 opt /16.5 ft 0.069 opt /30 ft incl. 0.135 opt / 12 ft 0.080 opt 1 31.6 ft Incl. 0.111 opt/ 15 ft & 0.090 opt 65 ft 0 0.5 1mile N

Cash in Bank Golden Treasury! 60 50 40 30 20 10 0 US Gold Metallic NewWest Atna Midway Victoria Staccato Net Cash USD MM.

Daily Share Trading Volume $ 2X More Than Others Combined USD MM. 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 0 US Gold Atna Victoria Staccato Midway Metaliic New West

Goldcorp Performance CAGR 31.5% *Jan. 01, 1992 - Jan. 06, 2006 Share Price (USD) 30 20 10 0 92 94 96 98 00 02 04 06

Share Structure Shares: AMEX 98 MM Shares o/s 114 MM Shares f/d Avg. Vol**: 399,000 shares 52 week: Current*: US $9.66 - $3.73 US $6.40 *As of April 20, 2007 **Year Avg.

For Further Information Please Contact: Ana E. Aguirre - Manager, Investor Relations 99 George St. 3rd Floor. Toronto, ON. Canada M5A 2N4 Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408 E-mail: info@usgold.com

Cautionary Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, (i) estimates of the future price of gold and other metals; (ii) estimates of future costs; (iii) estimates of future capital expenditures and expenses; (iv) estimates regarding timing of future exploration activities; (v) statements regarding future exploration results; and (viii) estimates of reserves and resources. Where the Corporation expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, exploration results, gold and other metals price volatility, currency fluctuations, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Corporation’s Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as well as the Corporation’s other SEC filings. The Corporation does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect events or circumstances after the date of this release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.